                          1,000,000 SHARES COMMON STOCK
                            $.001 PAR VALUE PER SHARE

                                 SHAPSHOT, INC.

                             UNDERWRITING AGREEMENT

                                Atlanta, Georgia
                                ___________, 2002

Capstone Partners, L.C.
As Representative of the
Several Underwriters listed
on Schedule A hereto
3475 Lenox Road
Suite 400
Atlanta, Georgia  30326

Ladies and Gentlemen:

        Snapshot, Inc., a Nevada corporation (the "Company") confirms its agreement with Capstone Partners, L.C. ("Capstone") and each of the several underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in
Section 11) for whom Capstone is acting as representative (in such capacity,
Capstone shall hereinafter be referred to as "you" or the "Representative"), with respect to the offer and sale by the Company and the placement, on a best efforts basis, by the Underwriters, acting severally and not jointly as placement agents, of the respective number of shares of common stock, par value
$.001 per share ("Shares") set forth in Schedule A hereto. The Shares will be tradable after the effective date of this offering and are hereinafter referred to as the "Securities."

        All funds received from subscribers of the Shares will be deposited in a segregated account at Wachovia Bank, N.A. ("Bank"), Atlanta, Georgia, pursuant to an escrow agreement among you, the Company and the Bank ("Escrow Agreement").
The Company will determine, in its sole discretion, to accept or reject subscriptions for Shares within five days following receipt hereof. Funds of an investor whose subscription is rejected will be promptly returned directly to such person by the Bank, without interest thereon or deduction therefrom, pursuant to the terms of the Escrow Agreement.

         The offering of the Shares to the public by the Underwriters shall continue from the Effective Date of the Registration Statement until 90 days after the Effective Date, at which time the offer and sale of Shares shall be terminated, unless the offering period is extended, in the discretion of the
Representative, for an additional period of 60 days. All investor funds received into the Escrow Account may be immediately transferred to the Company after acceptance of the subscription agreement applicable to such funds. The Company reserves the right to refuse to sell Shares to any person at any time.

         1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  (a) The Company represents and warrants to, and agrees with, the Representative as of the date hereof, and as of the Closing Date
(hereinafter defined) as follows:

                      (i) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form SB-2 (No. 333-89664), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Firm Securities under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the
           "Regulations") of the Commission under the Act. The Company will not file any other amendment to said registration statement which the
           Representative shall have objected to in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the
           Commission at the time the registration statement becomes effective
           (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein
           (including, but not limited to those documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A)
           of the Regulations), is hereinafter called the "Registration Statement", and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, is hereinafter called the
           "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

                      (ii) Neither the Commission nor any state regulatory
           authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or the
           Prospectus or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been instituted or are pending or to the Company's knowledge, threatened. Each of the Preliminary
           Prospectus, Registration Statement and Prospectus at the time of filing thereof conformed with the requirements of the Act and the
           Rules and Regulations, and none of the Preliminary Prospectus,
           Registration Statement or Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in such Preliminary Prospectus, Registration
           Statement or Prospectus. The Company has filed all reports, forms or other documents required to be filed under the Act or the Exchange
           Act and the respective Rules and Regulations thereunder, and all such reports, forms or other documents, when so filed or as subsequently amended, complied in all material respects with the Act and the
           Exchange Act and the respective rules and regulations thereunder.

                      (iii) When the Registration Statement becomes effective
           and at all times subsequent thereto up to the Closing Date, if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and will conform to the requirements of the
           Act and the Rules and Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information furnished to the
           Company in writing by or on behalf of any Underwriters expressly for use in the Preliminary Prospectus, Registration Statement or Prospectus
           or any amendment thereof or supplement thereto.

                       (iv) The Company has been duly organized and is validly
           existing as corporation in good standing under the laws of the state of its incorporation. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing. Any and all of the Company shares have been validly issued, are fully paid and non-assessable, were not issued in violation of any preemptive rights, and except as set forth in the Prospectus, are owned free and clear of any liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever. The
           Company has all requisite corporate power and authority, and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the
           Prospectus; the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state and local laws, rules and regulations; and the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, value, operation, properties, business or results of operations of the Company.
           The disclosures in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                      (v) The Company has a duly authorized, issued and
           outstanding capitalization as set forth in the Prospectus, under
           "Capitalization" and "Description of Securities" and will have the adjusted capitalization set forth therein on the Closing Date and the
           Option Closing Date, if any, based upon the assumptions set forth therein, and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this
           Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform, in all respects to all statements with respect thereto contained in the Registration Statement and the
           Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-
           assessable  and the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The
           Securities to be sold by the Company hereunder are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the
           Securities has been duly and validly taken; and the certificates representing the Securities will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Securities to be sold by the Company hereunder, the Underwriters will acquire good and marketable title to such Securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever asserted against the Company or any affiliate of the Company.

                          (vi) The financial statements of the Company, together
           with the related notes and schedules thereto, included in the Registration
           Statement, each Preliminary Prospectus and the Prospectus fairly present the financial position, income, changes in cash flow, changes in stockholders' equity, and the results of operations of the Company and the Subsidiaries at the respective dates and for the respective periods to which they apply and the pro forma and the as-adjusted financial information included in the Registration Statement and Prospectus presents fairly on a basis consistent with that of the audited financial statements included therein, what the Company's pro forma and as-adjusted capitalization would have been for the respective periods and as of the respective dates to which they apply after giving effect to the adjustments described therein. Such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved.
           There has been no adverse change or development involving a material prospective change in the condition, financial or otherwise, or in the earnings, position, prospects, stockholders' equity, value, operation, properties, business, or results of operations of the Company, whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the
           Prospectus and the outstanding debt, the property, both tangible and intangible, and the business of the Company conform in all material respects to the descriptions thereof contained in the Registration
           Statement and the Prospectus. Financial information set forth in the
           Prospectus under the headings "Prospectus Summary," "Selected
           Consolidated Financial Data," "Capitalization," "Dilution" and
           "Management's Discussion and Analysis of Financial Condition and Results
           of Operations," fairly presents, on the basis stated in the Prospectus, the information set forth therein, have been derived from or compiled on a basis consistent with that of the audited financial statements included in the Prospectus.

                       (vii) The Company (i) has paid all federal, state, local,
           and foreign taxes for which it is liable, including, but not limited
           to, withholding taxes and amounts     payable under Chapters 21 through
           24 of the Internal Revenue Code of 1986, as amended (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code, (ii) has established adequate reserves for such taxes which are not due and payable, and (iii) does not have any tax deficiency or claims outstanding, proposed or assessed against it.

                      (viii) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i)
           the issuance by the Company of the Securities, (ii) the purchase by the Underwriters of the Firm Securities from the Company,  and (iii)
           the consummation by the Company of any of its obligations under this
           Agreement, or (iv) resales of the Firm Securities in connection with the distribution contemplated hereby.

                      (ix) The Company maintains insurance policies, including,
           but not limited to, general liability and property insurance, which insures the Company against such losses and risks generally insured against by comparable businesses. The Company (A) has not failed to give notice or present any insurance claim with respect to any matter, including but not limited to the Company's business, property or employees, under the insurance policy or surety bond in a due and timely manner, (B) does not have any disputes or claims against any underwriter of such insurance policies or surety bonds or has not failed to pay any premiums due and payable thereunder, or (C) has not failed to comply with all conditions contained in such insurance policies and surety bonds. There are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company.

                    (x) There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of, the Company which (i) questions the validity of the capital stock of the Company, this Agreement, the Representative's
           Warrant Agreement or the Warrant Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this
           Agreement, the Representative's Warrant Agreement or the Warrant
           Agreement, (ii) is required to be disclosed in the Registration
           Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), or (iii) might materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, stockholders' equity, value, operation, properties, business or results of operations of the Company  taken as a whole.

                      (xi) The Company has full legal right, power and authority to authorize, issue, deliver and sell the Securities, enter into this
           Agreement, the Representative's Warrant Agreement and the Warrant
           Agreement and to consummate the transactions provided for in such agreements; and this Agreement, the Representative's Warrant
           Agreement and the Warrant Agreement have each been duly and properly authorized, executed and delivered by the Company. Each of this
           Agreement, the Representative's Warrant Agreement and the Warrant
           Agreement constitutes a legal, valid and binding agreement of the
           Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights generally,
           (ii) as enforceability of any indemnification or contribution provisions may be limited under applicable laws or the public policies underlying such laws and (iii) that the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings may be brought. None of the Company's issue and sale of the Securities, execution or delivery of this
           Agreement, the Representative's Warrant Agreement or the Warrant
           Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, or the conduct of its business as described in the Registration Statement and the
           Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of, (i) the certificate of incorporation or by-laws of the Company, (ii) any license, contract, indenture, mortgage, lease, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties.

                      (xii) No consent, approval, authorization or order of, and no filing with, any arbitrator, court, regulatory body,
           administrative agency, government agency or other body, domestic or foreign, is required for the issuance of the Securities pursuant to the Prospectus and the Registration Statement, this Agreement, the
           Representative's Warrant Agreement and the Public Warrant Agreement,
           the performance of this Agreement, the Representative's Warrant
           Agreement and the Warrant Agreement and the transactions contemplated hereby and thereby, including without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the issue and/or sale of any of the Securities, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws and the rules of the National
           Association of Securities Dealers, Inc. (the "NASD") in connection with the Underwriters' purchase and distribution of the Securities to be sold by the Company hereunder.

                      (xiii) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company is a party or by which it may be bound or to which any of its assets, properties or business may be subject have been duly and validly authorized, executed and delivered by the Company or the Subsidiaries, and constitute the legal, valid and binding agreements of the Company enforceable against each of them in accordance with their respective terms. The descriptions in the Registration Statement of agreements, contracts and other documents are accurate in all material respects and fairly present the information required to be shown with respect thereto by Form B-2, and there are not agreements, contracts or other documents which are required by the Act to be described in the Registration
           Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are in all material respects complete and correct copies of the documents of which they purport to be copies.

                      (xiv) Subsequent to the respective dates as of which
           information is set forth in the Registration Statement and the
           Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not(i) issued any securities or incurred any liability or obligation, direct or
           contingent, for borrowed money, (ii) entered into any transaction other than in the ordinary course of business, or(iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock of any class, and there has not been any change in the capital stock, or any material change in the debt (long or short term) or liabilities or material adverse change in or affecting the condition, financial or otherwise, earnings, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company.

                      (xv) No default exists in the due performance and
           observance of any term, covenant or condition of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, partnership agreement, note, loan or credit agreement, purchase order, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which the property or assets (tangible or intangible) of the
           Company is subject or affected.

                      (xvi) The Company has generally enjoyed a satisfactory
           employer-employee relationship with its employees and is in compliance with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint of the Company pending before the National
           Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the
           Company or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company. No labor dispute with the employees of the
           Company exists, or is imminent.

                      (xvii) The Company maintains, sponsors or contributes to
           any program or arrangement that is an "employee pension benefit plan,
           " an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended
           ("ERISA") ("ERISA Plans"). The Company does not maintains or contributes, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder)
           has engaged in a "prohibited transaction" within the meaning of Section
           406 of ERISA or Section 4975 of the Code, which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA
           Plan and the attendant trust are qualified thereunder. The Company has never completely or partially withdrawn from a "multiemployer plan."

                      (xviii) The Company, nor any of its employees, directors,
           stockholders, partners, or affiliates (within the meaning of the Rules and Regulations) of any of the foregoing has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange
           Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

                      (xix) None of the patents, patent applications,
           trademarks, service marks, service names, trade names and copyrights and none of the licenses and rights to the foregoing presently owned or held by the Company, are in dispute or are in any conflict with the right of any other person or entity. The Company (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all patents, patent applications, trademarks, service marks, service names, trade names and copyrights, technology and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing and (ii) is not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, patent application, trademark, service mark, service names, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental or other proceeding, domestic or foreign, pending or threatened (or circumstances that may give rise to the same) against the Company which challenges the exclusive rights of the Company and the
           Subsidiaries with respect to any trademarks, trade names, service marks, service names, copyrights, patents, patent applications or licenses or rights to the foregoing used in the conduct of its business, or which challenge the right of the Company and the
           Subsidiaries to use any technology presently used or contemplated to be used in the conduct of its business.

                      (xx) The Company owns and has the unrestricted right to use all trade secrets, know-how (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, technology, designs, processes, works of authorship, computer programs and technical data and information (collectively herein
           "intellectual property") that are material to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by any of the Company, free and clear of and without violating any right, lien, or claim of others, including without limitation, former employers of its employees; provided, however, that the possibility exists that other persons or entities.

                      (xxi) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus, to be owned or leased by it free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable.

                      (xxii) Pannel Kerr Forster, Certified Public Accountants,
           A Professional Corporation ("Pannel Kerr Forster"), whose report is filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations.

                      (xxiii) The Company has caused to be duly executed legally binding and enforceable agreements ("Lock-Up Agreement") pursuant to which all of the officers and directors of the Company, holders of
           Common Stock and holders of securities exchangeable or exercisable for or convertible into shares of Common Stock have agreed (i) not to, directly or indirectly, offer, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate, distribute or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of
           Common Stock (either pursuant to Rule 144 of the Rules and
           Regulations or otherwise) or dispose of any beneficial interest therein for a period of not less than twelve (12) months following the effective date of the Registration Statement without the prior written consent of the Representative and the Company, and, (ii) for a period extending twelve (12) months following the effective date of the Registration Statement, that all sales of such securities issued by the Company shall be made through the Underwriter in accordance with its customary brokerage policies. In addition, the
           Company shall not sell or offer for sale any of its securities for a period of twelve (12) months from the effective date of the
           Registration Statement without the consent of the Representative except pursuant to options and warrants issued on the effective date of the Registration Statement. The Company will cause the Transfer
           Agent, as defined below, to mark an appropriate legend on the face of stock certificates representing all of such securities and to place
           "stop transfer" orders on the Company's stock ledgers.

                      (xxiv) There are no claims, payments, issuances,
           arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the
           Company, or any of its or their respective officers, directors, stockholders, partners, employees or affiliates that may affect the
           Underwriters' compensation, as determined by the NASD.

                            (xxv) The Common Stock have been approved for quotation
           on the Over-the-Counter Electronic Bulletin Board maintained by the
           NASD or the SmallCap Stock Market maintained by the Nasdaq Stock Market,
           Inc..

                      (xxvi) The Company, nor any of its directors, officers,
           employees, agents, or any other persons acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist any of the Company in connection with any actual or proposed transaction)
           which (a) might subject the Company, or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (b) if not given in the past, might have had a materially adverse effect on the assets, business or operations of any of the Company, or (c) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

                      (xxvii) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida,
           Chapter 92-198, An Act Relating to Disclosure of Doing Business with
           Cuba, and the Company further agrees that if it or any affiliate commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration
           Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"),
           whichever date is later, or if the information reported or incorporated by reference in the Prospectus, if any, concerning the
           Company's, or any affiliate's, business with Cuba or with any person of affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                      (xxviii) Except as set forth in the Prospectus, no officer, director or stockholder of any of the Company, or any "affiliate" or
           "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by  the Company, or
           (B) purchases from or sells or furnishes to the Company  any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected.
           Except as set forth in the Prospectus under "Certain Transactions,"
           there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director, or Principal Stockholder (as such term is defined in the Prospectus)
           of the Company, or any partner, affiliate or associate of any of the foregoing persons or entities.

                      (xxix) Any certificate signed by any officer of the
           Company, and delivered to the Representative or to Underwriters' Counsel
           (as defined herein) shall be deemed a representation and warranty by the Company to the Representative as to the matters covered thereby.

                      (xxx) The minute books of the Company has been made
           available to the Representative and contain a complete summary of all meetings and actions of the directors, stockholders, audit committee, compensation committee and any other committee of the Board of Directors of the Company, since the time of its incorporation, and reflects all transactions referred to in such minutes accurately in all material respects.

                      (xxxi) Except and to the extent described in the
           Prospectus, no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any securities issued by the
           Company in the Registration Statement or any registration statement to be filed by the Company or to require the Company to file a registration statement under the Act and no person or entity holds any anti-dilution rights with respect to any
           securities of the Company.

                      (xxxii) The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940
           Act").

                      (xxxiii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparations of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
           (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         2. PURCHASE, SALE AND DELIVERY OF THE SECURITIES.

            (a) On the basis of the covenants, representations, and warranties herein contained and subject to the terms and conditions herein set forth:

                            (i)      The Company hereby engages you as its exclusive
           agent to solicit subscriptions for the Shares in accordance with the terms of the Registration Statement, the Prospectus and this Agreement, and you agree to use your best efforts to procure such subscriptions.
           You may, however, discharge your responsibilities under this Agreement by acting as the Representative of several placement agents and by forming a group of securities dealers acting as additional placement agents, including you, to procure subscribers for the Shares. Any agreement between you and a securities dealer pursuant to which such securities dealer becomes an Underwriter shall require such dealer to represent and warrant that it will conduct the Offering and sale of the Shares in the manner set forth herein. The allocation of Shares among you and the Underwriters shall be made by you.

                            (ii)      Subject to the terms and condition set forth
           herein, in consideration of your execution of this Agreement and performance of your obligations hereunder, the Company agrees that, at each Closing (as defined herein), you shall receive (i) selling commissions in an amount equal to 10% of the aggregate purchase price of the Shares sold by you (or any Underwriter and (ii) a non-accountable expense allowance equal to 3% of the aggregate purchase price of the
           Shares sold by you (or any Underwriter). The aggregate commissions and expense allowance payable in connection with the sale of Shares will be disbursed to you, as provided herein and in Escrow Agreement;
           thereupon, you shall pay to each of the other Underwriters, if any, in such amount (which shall not exceed commissions and expense allowance in the amounts of 10% and 3%, respectively, of the aggregate purchase price of the Shares placed by such Underwriter), at such times and upon such  terms  and  conditions  as  shall  have been agreed upon between you and such Underwriter, that portion of the  aggregate commissions  to  which such Underwriter is entitled.

        (c) Each subscriber for the Shares must (i) complete and execute a subscription agreement (in the form included as an Exhibit to the Registration Statement
("Subscription Agreement") and any other documents which may be required by the
Representative or the Company in connection with such subscription
(collectively, "Subscription Documents") and (ii) tender payment in full for the
Shares subscribed for ("Subscription Payment"); checks representing Subscription
Payments should be made payable to "________________ Bank, Escrow Agent"; the
Representative shall deliver Subscription Payments received by you to the Escrow
Agent, at _____________________, by 12:00, noon, on the business day following such receipt by the Representative, together with a schedule setting forth the amount of each such Subscription Payment and the name, mailing address and state of residence of the subscriber. Concurrently with the delivery of each
Subscription Payment to the Escrow Agent, the Representative shall forward to the Company executed originals of all related Subscription Documents, retaining copies of all such Subscription Documents for your records.

        (d) Within five (5) days following receipt by it of executed Subscription
Documents, the Company shall determine to accept or reject each subscription and shall notify the Representative and the Escrow Agent orally (to be confirmed in writing). If the Company elects to reject a subscription, the related
Subscription Payment shall, upon receipt by the Escrow Agent of oral notice (to be confirmed in writing) from the Company of such rejection, promptly be returned directly to the rejected subscriber by the Escrow Agent, without interest thereon or deduction therefrom.

        (e) Subject to the terms hereof and of the Escrow Agreement, the first disbursement of subscription proceeds (including disbursement of amounts due to the Representative hereunder) shall take place not less than two (2) business days following the date upon which cleared funds representing the first $100,000 in Subscription Payments have been received by the Escrow Agent under the terms of the Escrow Agreement; such initial disbursement is referred to herein as the
"Initial Closing," and the date thereof is referred to as the "Initial Closing
Date." Following the Initial Closing, subscription proceeds shall be disbursed from time to time as agreed among the Representative, the Company and the Escrow
Agent; each such further disbursement of subscription proceeds is referred to herein as an "Additional Closing," and the date thereof as an "Additional
Closing Date." The Initial Closing and Additional Closings are sometimes referred to herein as a "Closing" or "Closings"; and the Initial Closing Date
and Additional Closing Dates are sometimes referred to herein as a "Closing
Date" or "Closing Dates."

        (f) Each Closing shall take place at the offices of the Escrow Agent, in
_____________, California, or, at the Representative's option, at such other place as may be agreed upon in writing with the Company. After the final Closing
Date, the Representative will not be considered to have any continuing or future duty or obligation of any kind to the Company.

3. PUBLIC OFFERING OF THE SHARES. As soon after the Registration Statement becomes effective as the Representative deems advisable, the Underwriters shall make a public offering of the Firm Securities as the Representative may determine (other than to residents of or in any jurisdiction in which qualification of the Shares is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Representative may from time to time increase or decrease the public offering price after distribution of the Shares has been completed to such extent as the
Representative, in its discretion deems advisable. The Underwriters may enter into one of more agreements as the Underwriters, in each of their sole discretion, deem advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.

4. COVENANTS AND AGREEMENTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters as follows:

        (a) The Company shall use its best efforts to cause the Registration
Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or Exchange
Act before termination of the offering of the Shares by the Underwriters of which the Representative shall not previously have been advised and furnished with a copy, or to which the Representative shall have objected or which is not in compliance with the Act, the Exchange Act or the Rules and Regulations.

        (b) As soon as the Company is advised or obtains knowledge thereof, the
Company will advise the Representative and confirm the notice in writing, (i)
when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the
Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective, (ii)
of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding, suspending the effectiveness of the Registration
Statement or any order preventing or suspending the use of the Preliminary
Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose, (iii) of the issuance by the
Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, (iv) of the receipt of any comments from the Commission; and (v)
of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information.
If the Commission or any state securities regulatory authority shall enter a stop order or suspend such qualification at any time, the Company will make every effort to obtain promptly the lifting of such order.

        (c) The Company shall file the Prospectus (in form and substance satisfactory to the Representative) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule
424(b)(1) (or, if applicable and if consented to by the Representative, pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement and (ii) the fifteenth business day after the effective date of the Registration Statement.

        (d) The Company will give the Representative  notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus
(including any revised prospectus which the Company proposes for use by the
Representative in connection with the offering of the Securities which differs from the corresponding prospectus on file at the Commission at the time the
Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), and will furnish the Representative with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the
Representative "Underwriters' Counsel"), shall object.

        (e) The Company shall endeavor in good faith, in cooperation with the
Representative, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representative may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

        (f) During the time when a prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or
Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the
Company will notify the Representative promptly and prepare and file with the
Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be satisfactory to
Underwriters' Counsel, and the Company will furnish to the Representative copies of such amendment or supplement as soon as available and in such quantities as the Representative may request.

        (g) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the
Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule
158(b) of the Rules and Regulations, and to the Representative, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules
and Regulations, which statement need not be audited unless required by the Act, covering a period of at least twelve (12) consecutive months after the effective date of the Registration Statement.

        (h) During a period of seven (7) years after the date hereof, the
Company will furnish to its stockholders, as soon as practicable, annual reports
(including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and will deliver to the Representative:

                      (i) concurrently with furnishing such quarterly reports to its stockholders, statements of income of the Company for each quarter in the form furnished to the Company's stockholders and certified by the Company's principal financial or accounting officer;

                      (ii) concurrently with furnishing such annual reports to
           its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity, and cash flows of the Company for such fiscal year, accompanied by a copy of the certificate thereon of independent certified public accountants;

                      (iii) as soon as they are available, copies of all reports
           (financial or other) mailed to stockholders;

                      (iv) as soon as they are available, copies of all reports
           and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

                      (v) every press release and every material news item or
           article of interest to the financial community in respect of the
           Company, or its affairs which was released or prepared by or on behalf of the Company; and

                      (vi) any additional information of a public nature
           concerning the Company, or its businesses which the Representative may request.

                      (vii) During such seven-year period, if the Company has an active subsidiary, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiary(ies) are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

        (i) The Company will maintain a Transfer Agent ("Transfer Agent") and, if necessary under the jurisdiction of incorporation of the Company, a Registrar
(which may be the same entity as the Transfer Agent) for its Common Stock.

        (j) The Company will furnish to the Representative or on Representative's order, without charge, at such place as the Representative may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Representative may request.

        (k) On or before the effective date of the Registration Statement, the
Company shall provide the Underwriter with originally-executed copies of duly executed, legally binding and enforceable Lock-Up Agreements which are in form and substance satisfactory to the Underwriter. On or before the Closing Date, the Company shall deliver instructions to its transfer agent authorizing such transfer agent to place appropriate legends on the certificates representing the securities of the Company subject to the Lock-Up Agreements and to place appropriate stop transfer orders on the Company's ledgers.

        (l) The Company agrees that, for a period of twelve (12) months commencing on the effective date of the Registration Statement, and except as contemplated by this Agreement, it and its future Subsidiaries will not, without the prior written consent of the Underwriter issue, sell, contract or offer to sell, grant an option for the purchase or sale of, assign, transfer, pledge, distribute or otherwise dispose of, directly or indirectly, any shares of Common Stock or any option, right or warrant with respect to any shares of Common Stock or any type of capital stock having voting or dividend rights on a parity with or superior to the Common Stock, except pursuant to stock options or warrants issued on the date hereof, for cash at less than the greater of the initial public offering price of shares of Common Stock or the then market value of such shares.

        (m) Neither the Company, nor any of its or their officers, directors, stockholders, nor any of their respective affiliates (within the meaning of the
Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

        (n) The Company shall apply the net proceeds from the sale of the
Securities in the manner, and subject to the conditions, set forth under "Use of
Proceeds" in the Prospectus. Except as described in the Prospectus, no portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company.

        (o) The Company shall timely file all such reports, forms or other documents as may be required from time to time, under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the
Act, the Exchange Act, and the Rules and Regulations.

        (p) The Company shall furnish to the Representative as early as practicable prior to each of the date hereof, the Closing Date, but no later than two (2)
full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date of the Registration Statement)
which have been read by the Company's independent public accountants, as stated
in its letter to be furnished pursuant to Section 6(j) hereof.

        (q) The Company shall cause the Common Stock to be quoted on the
Over-the-Counter Electronic Bulletin Board or the SmallCap Stock Market, use its
best efforts to maintain the listing of the Shares.

        (r) For a period of five (5) years from the Closing Date, the Company shall furnish to the Representative at the Representative's request and at the
Company's sole expense, (i) daily consolidated transfer sheets relating to the
Shares, (ii) the list of holders of all of the Company's securities and (iii) a
Blue Sky "Trading Survey" for secondary sales of the Company's securities prepared by counsel to the Company.

        (s) As soon as practicable, but in no event more than thirty (30) days from the effective date of the Registration Statement, the Company agrees to take all necessary and appropriate actions to be included in Standard and Poor's
Corporation Descriptions and Moody's OTC Manual and to continue such inclusion for a period of not less than seven (7) years.

        (t) Until the completion of the distribution of the Firm Securities, the
Company shall not without the prior written consent of the Representative and
Underwriters' Counsel, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

        (u) For a period of five (5) years after the effective date of the
Registration Statement, the Representative shall have the right to designate for election one (1) individual to the Company's Board of Directors (the "Board").
Such person shall be mutually acceptable to the Company and the Representative.
In the event the Representative elects not to exercise such right, then it may designate one (1) individual to attend meetings of the Company's Board. The
Company shall notify the Representative of each meeting of the Board and the
Company shall send to such individual all notices and other correspondence and communications sent by the Company to members of the Board. Such individual shall be reimbursed for all out-of-pocket expenses incurred in connection with his attendance of meetings of the Board.

        (v) For a period of twenty-four (24) months after the effective date of the Registration Statement, the Company shall not restate, amend or alter any term of any written employment, consulting or similar agreement entered into between the Company and any officer, director or key employee as of the effective date of the Registration Statement in a manner which is more favorable to such officer, director or key employee, without the prior written consent of the Representative.

        (w) For a period of three (3) years after the effective date of the
Registration Statement, the Company, any subsidiaries and any affiliates hereby grant a thirty-day (30) right of first refusal for any sale of securities to be made by the Company, any affiliates and any subsidiaries.

        (x) The Company will use its best efforts to maintain the effectiveness of the Registration Statement for a period of five years after the date hereof.

         5. PAYMENT OF EXPENSES.

        (a) The Company hereby agrees to pay on the Closing Date, all expenses and fees (other than fees of Underwriters' Counsel, except as provided in (iv)
below) incident to the performance of the obligations of the Company under this
Agreement, the Representative's Warrant Agreement and the Warrant Agreement,
including, without limitation, (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, (including mailing and handling charges)
filing, delivery and mailing (including the payment of postage, overnight delivery or courier charges with respect thereto) of the Registration Statement and the Prospectus and any amendments and supplements thereto and the printing, mailing (including the payment of postage with respect thereto) and delivery of this Agreement, the Representative's Warrant agreement, the Warrant Agreement, agreements with selected dealers, and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and
any amendments thereof or supplements thereto supplied to the Underwriters and such dealers as the Underwriters may request, in quantities as hereinabove stated, (iii) the printing, engraving, issuance and delivery of the Securities including, but not limited to, (x) the purchase by the Underwriters of the
Securities from the Company, (y) the consummation by the Company of any of its obligations under this Agreement, and (z) resale of the Securities by the
Underwriters in connection with the distribution contemplated hereby, (iv) the qualification of the Securities under state or foreign securities or "Blue Sky"
laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky
Memorandum," the "Supplemental Blue Sky Memorandum" and "Legal Investments
Survey," if any, and disbursements and fees of counsel in connection therewith,
(v) advertising costs and expenses, including but not limited to costs and expenses in connection with the "road show", information meetings and presentations, bound volumes and prospectus memorabilia and "tomb-stone"
advertisement expenses, (vi) costs and expenses in connection with due diligence investigations, including but not limited to the fees of any independent counsel or consultant retained, (vii) fees and expenses of the transfer agent and registrar, (viii) applications for assignments of a rating of the Securities by qualified rating agencies, (ix) the fees payable to the Commission and the NASD, and (x) the fees and expenses incurred in connection with the quotation of the
Securities on the Over-the-Counter Electronic Bulletin Board and any other exchange.

        (b) If this Agreement is terminated by the Underwriters in accordance visions of Section 6 or Section 11, (i) the Company shall reimburse and indemnify the Representative for all of its actual out-of-pocket expenses, including the fees and disbursements of Underwriters' Counsel, less any amounts already paid pursuant to Section 5(c) hereof.

        (c) The Company further agrees that, in addition to the expenses payable pursuant to subsection (a) of this Section 5, it will pay to the Representative on the Closing Date by certified or bank cashier's check or, at the election of the Representative, by deduction from the proceeds of the offering contemplated herein a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Company from the sale of the Firm Securities.

6. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the
Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date with respect to the Company as if it had been made on and as of the Closing Date; the accuracy on and as of the Closing Date, if any, of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing Date, of its
covenants and obligations hereunder and to the following further conditions:

        (a) The Registration Statement shall have become effective not later than 12:00 Noon, New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at the
Closing Date, no stop order suspending the effectiveness of the Registration
Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the
Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Shares and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to Closing Date the
Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

        (b) The Representative shall not have advised the Company that the
Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (c) On or prior to the Closing Date, the Representative shall have received from Underwriters' Counsel, such opinion or opinions with respect to the organization of the Company, the validity of the Securities, the
Registration Statement, the Prospectus and other related matters as the
Representative may request and Underwriters' Counsel shall have received such papers and information as they request to enable them to pass upon such matters.

        (d) At Closing Date, the Underwriter shall have received the favorable opinion of Gregory Bartko, Esq., counsel to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to
Underwriters' Counsel, to the effect that:

                      (i) the Company (A) has been duly organized and is a validly existing corporation in good standing under the laws of its jurisdiction of incorporation, (B) is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, and (C) has all requisite power and authority (corporate and other) and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; each of the Company and the Subsidiaries is and has been doing business in compliance in with all such authorizations, approvals, orders, licenses, certificates and permits obtained by it from governmental or regulatory officials and agencies and all federal, state, local and foreign laws, rules and regulations to which it is subject; and, none of the Company nor the
           Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, prospects, stockholders' equity, value, operations, properties, business or results of operations of the
           Company and the Subsidiaries taken as a whole. The disclosure in the
           Registration Statement concerning the effects of federal, state, local and foreign laws, rules and regulations on each of the
           Company's and the Subsidiaries businesses as currently conducted and as contemplated is correct in all respects and does not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                      (ii) all of the outstanding shares of the Company's common stock have been validly issued, are fully paid and non-assessable, were not issued in violation of any preemptive rights, and except as set forth in the Prospectus, are owned free and clear of any liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever;

                      (iii) except as described in the Prospectus, the
           Company does not own an interest in any other corporation, partnership, joint venture, trust or other business entity;

                      (iv) the Company has a duly authorized, issued and
           outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under "Capitalization" and
           "Description of Securities" and except as set forth in the
           Prospectus, the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this
           Agreement, the Representative's Warrant Agreement and the Warrant
           Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform, or when issued and paid for, will conform, in all respects to the
           descriptions thereof contained in the Registration Statement and the
           Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or any similar contractual right granted by the Company.
           The Securities to be sold by the Company hereunder and under the
           Representative's Warrant Agreement and the Warrant Agreement are not
           and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof and thereof, will be validly issued, fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities are in due and proper form.
           Upon the issuance and delivery pursuant to this Agreement, the
           Underwriters will acquire good and marketable title to such Securities, free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.
           No transfer tax is payable by or on behalf of the Underwriters in connection with (A) the issuance by the Company of the Securities, (B)
           the purchase by the Underwriters of the Securities from the Company,
           (C) the consummation by the Company of any of its obligations under this
           Agreement, or (D) resales of the Securities in connection with the distribution contemplated hereby;

                      (v) the Registration Statement is effective under the Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and no stop order suspending the use of the Preliminary Prospectus, the Registration
           Statement or the Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending, threatened or contemplated under the Act;

                      (vi) each of the Preliminary Prospectus, the Registration
           Statement, and the Prospectus and any amendments or supplements thereto (other than the financial statements and schedules and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations;

                      (vii) (A) there are no agreements, contracts or other
           documents required by the Act to be described in the Registration
           Statement (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein) and the Prospectus and filed as exhibits to the
           Registration Statement other than those described in the Registration
           Statement and the Prospectus and filed as exhibits thereto, and the exhibits which have been filed are correct copies of the documents of which they purport to be copies; (B) the descriptions in the
           Registration Statement and the Prospectus and any supplement or amendment thereto of agreements, contracts and other documents to which the Company is a party or by which it is bound are accurate and fairly represent the information required to be shown by Form SB-2;
           (C) there is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding (including, without limitation, those pertaining to environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same) or involving the properties or business of, any of the Company which (I) is required to be disclosed in the
           Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects), or (II) questions the validity of the capital stock of the Company or of this Agreement, the Representative's Warrant Agreement or the Warrant Agreement or of
           any action taken or to be taken by the Company pursuant to or in connection with any of the foregoing; (D) no statute or regulation or legal or governmental proceeding required to be described in the
           Prospectus is not described as required; and (E) there is no action, suit or proceeding pending or threatened against or affecting any of the Company or the Subsidiaries before any court, arbitrator or governmental body, agency or official (or any basis thereof known to such counsel) in which there is a reasonable possibility of a decision which may result in a material adverse change in the condition, financial or otherwise, or the earnings, prospects, stockholders' equity, value, operation, properties, business or results of operations of any of the Company or the Subsidiaries, which could adversely affect the present or prospective ability of the Company to erform its obligations under this Agreement, the Representative's
           Warrant Agreement or the Warrant Agreement or which in any manner draws into question the validity or enforceability of this Agreement, the Representative's Warrant Agreement or the Warrant Agreement;

                      (viii) the Company has full legal right, power and
           authority to enter into each of this Agreement, the Representative's
           Warrant Agreement and the Warrant Agreement and to consummate the transactions provided for herein and therein; and each of this
           Agreement, the Representative's Warrant Agreement and the Warrant
           Agreement has been duly authorized, executed and delivered by the
           Company. Each of the Representative's Warrant Agreement and the
           Warrant Agreement certain provisions of this Agreement assuming due authorization, execution and delivery by each other party thereto, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors'
           rights and the application of equitable principles in any action, legal or equitable, and except as obligations to indemnify or contribute to losses may be limited by applicable law). None of the
           Company's execution or delivery of this Agreement, the
           Representative's Warrant Agreement and the Warrant Agreement, its
           performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, or the conduct of its business as described in the Registration Statement and the
           Prospectus and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company or the Subsidiaries pursuant to the terms of (A) the certificate of incorporation or bylaws of the Company, (B) any license, contract, indenture, mortgage, lease, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which any of the Company or the Subsidiaries is a party or by which it is or may be bound or to which its properties or assets
           (tangible or intangible) are or may be subject, (C) any statute applicable to any of the Company or Subsidiaries or (D) any judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over any of the Company or the
           Subsidiaries or any of their activities or properties;

                      (ix) no consent, approval, authorization or order of, and
           no filing with, any arbitrator, court, regulatory body,
           administrative agency, government agency or other body, domestic or foreign (other than such as may be required under "blue sky" laws and the rules of the NASD, as to which no opinion need be rendered), is required in connection with the issuance of the Securities pursuant to the Prospectus, the Registration Statement, this Agreement, the
           Representative's Warrant Agreement and the Warrant Agreement, or the
           performance of this Agreement, the Representative's Warrant Agreement and the Warrant Agreement and the transactions contemplated hereby and thereby;

                      (x) the properties and business of each of the Company
           conform to the description thereof contained in the Registration
           Statement and the Prospectus; and each of the Company and the Subsidiaries has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the
           Prospectus to be owned or leased by it, in each case free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable;

                      (xi) the Company is not in breach of, or in default under, any term or provision of any license, contract, indenture, mortgage, lease, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which any of the Company is a party or by which it is or may be bound or to which its property or assets (tangible or intangible)
           are or may be subject; and the Company is not in violation of any term or provision of (A) its certificate of incorporation or by-laws, (B)
           any authorization, approval, order, license, certificate, franchise or permit of any governmental or regulatory official or body, or (C) any judgment, decree, order, statute, rule or regulation to which it is subject;

                      (xii) the Common Stock has been accepted for quotation
           on the Over-the-Counter Electronic Bulletin Board
           maintained by the NASD or the Smallcap Stock Market;

                      (xiii) the statements in the Prospectus under "Prospectus
           Summary," "Risk Factors," "Business," "Management," "Principal
           Stockholders," "Certain Transactions," "Shares Eligible For Future
           Sale," and "Description of Securities" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects;

                      (xiv) the persons listed under the caption "Principal
           Stockholders" in the Prospectus are the respective "beneficial owners" (as such phrase is defined in Rule 13d-3 under the Exchange
           Act) of the securities set forth opposite their respective names thereunder as and to the extent set forth therein;

                      (xv) The Company owns or possesses, free and clear of all
           liens or encumbrances and right thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, tradenames, patents, patent applications and licenses necessary to conduct its business (including without limitation any such licenses or rights described in the Prospectus as being owned or possessed by the Company) and there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's businesses (including, without limitation, any such licenses or rights described in the Prospectus as being owned or possessed by any of the
           Company);

                      (xvi) neither the Company, nor any of its directors, officers, stockholders, employees, agents or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or any official or employee of any governmental agency or instrumentality of any government
           (domestic or foreign) or any political party or candidate for office
           (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject any of the Company or any such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign),
           (B) if not given in the past, might have had material and adverse effect on the condition, financial or otherwise, or the earnings, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company taken as a whole, or (C) if not continued
           in the future, might materially and adversely affect the condition, financial or otherwise, or the earnings, prospects, stockholders' equity, value, operations, properties, business or results of operations of the
           Company taken as a whole;

                      (xvii) there are no claims, payments, issuances,
           arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or financial consulting arrangement or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriters' compensation, as determined by the NASD;

                      (xviii) the minute books of the Company contain a complete summary of all meetings and actions of the directors and stockholders of each of the Company since the time of its incorporation and reflect all transactions referred to in such minutes accurately in all material respects;

                      (xix) no person, corporation, trust, partnership,
           association or other entity has the right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement;

                      (xx) assuming due authorization, execution and delivery by the parties thereto, the Lock-Up Agreements are legal, valid and binding obligations of the parties thereto, enforceable against such parties and any subsequent holder of the securities subject thereto in accordance with their terms;

                      (xxi) except as described in the Prospectus, the Company
           does not (A) maintains, sponsor or contribute to an ERISA Plans, (B)
           maintains or contributes, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA, and (C) has never completely or partially withdrawn from a "multiemployer plan"; and

                      (xxii) the Company nor or any of its or their affiliates
           shall be subject to the requirements of or shall be deemed an "Investment
           Company," pursuant to and as defined under, respectively, the Investment
           Company Act.

        Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Preliminary Prospectus, the Registration Statement, the
Prospectus, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary
Prospectus, the Registration Statement and Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or the
Preliminary Prospectus or Prospectus or amendment or supplement thereto as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary
Prospectus, the Registration Statement or Prospectus), or any supplements or amendments thereto.

        Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion
Accord of the ABA Section of Business Law (1991), or any comparable State bar accord.

        In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of each of the Company and the Subsidiaries, and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and the Subsidiaries, provided that copies of any such statements or certificates shall be delivered to
Underwriters' Counsel if requested. The opinion shall also state that the
Underwriters' Counsel is entitled to rely thereon. The opinion of such counsel for the Company and the Subsidiaries shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Underwriters and they are justified in relying thereon.

        (e) On or prior to each of the Closing Date, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 6, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company, or herein contained.

        (f) Prior to the Closing Date, (i) there shall have been no material adverse change or development involving a prospective adverse change in the condition, financial or otherwise, or the earnings, stockholders' equity, value, operations, properties, prospects, business or results of operations of the
Company, whether or not in the ordinary course of business, from the latest dates as of which such matters are set forth in the Registration Statement and the Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company from the latest date as of which the financial condition of the Company is set forth in the Registration
Statement and the Prospectus; (iii) the Company shall be in default under any provision of any instrument relating to any outstanding indebtedness; (iv) none of the Company nor the Subsidiaries shall have issued any securities (other than the Securities) or declared or paid any dividend or made any distribution in respect of its capital stock of any class and there shall not have been any change in the capital stock, debt (long or short term) or liabilities or obligations of the Company (contingent or otherwise) from the latest dates as of which such matters are set forth in the Registration Statement and the
Prospectus; (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and the
Prospectus; (vi) no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental or other proceeding, domestic or foreign, shall be pending or threatened (or circumstances giving rise to same)
against the Company affecting any of its properties or business before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially and adversely affect the condition, financial or otherwise, or the earnings, stockholders' equity, value, operations, properties, business or results of operations of the any of the Company or the Subsidiaries, except as set forth in the Registration Statement and Prospectus; and (vii) no stop order shall have been issued under the Act with respect to the Registration Statement and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

        (g) At the Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing
Date, to the effect that each of such persons has carefully examined the
Registration Statement, the Prospectus and this Agreement, and that:

                      (i) The representations and warranties of the Company
           in this Agreement are true and correct, as if made on and as of the
           Closing Date, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to the Closing Date;

                      (ii) No stop order suspending the effectiveness of the
           Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge, after due inquiry are contemplated or threatened under the Act;

                      (iii) The Registration Statement and the Prospectus and,
           if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus or any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                      (iv) Subsequent to the respective dates as of which
           information is given in the Registration Statement and the
           Prospectus, (a) the Company has not incurred up to and including the
           Closing Date, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (b)
           the Company has not paid or declared any dividends or other distributions on its capital stock; (c) the Company has not entered into any transactions not in the ordinary course of business; (d) there has not been any change in the capital stock of any of the Company or any material change in the debt (long or short-term) of any of the Company; (e)
           the Company has not sustained any material loss or damage to its property or assets, whether or not insured; (g) there is no litigation which is pending or threatened (or circumstances giving rise to same) against the Company, or any affiliated party of any of the foregoing which is required to be set forth in an amended or supplemented Prospectus which has not been set forth; and (h) there has occurred no event required to be set forth in an amended or supplemented
           Prospectus which has not been set forth.

         References to the Registration Statement and the Prospectus in this subsection (g) are to such documents as amended and supplemented at the date of such certificate.

        (h) By the Closing Date, the Underwriters will have received clearance from the NASD as to the amount of compensation allowable or payable to the
Underwriters, as described in the Registration Statement.

                      (i) At the time this Agreement is executed, the Underwriters shall have received a letter, dated such date, addressed to the
           Underwriters in form and substance satisfactory (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) in all respects to the Underwriters and Underwriters'
           Counsel, from Pannel Kerr Forster, Certified Public Accountants, A
           Professional Corporation;

                      (i) confirming that they are independent certified public
           accountants with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations;

                      (ii) stating that it is their opinion that the financial
           statements and supporting schedules of the Company included in the
           Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and
           Regulations thereunder and that the Underwriters may rely upon the opinion of Pannel Kerr Forster, Certified Public Accountants, A Professional
           Corporation, with respect to such financial statements and supporting schedules included in the Registration Statement;

                      (iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the the Company, a reading of the latest available minutes of the stockholders and board of directors and the various committees of the boards of directors each the Company, consultations with officers and other employees each of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the pro forma and as-adjusted financial information contained in the Registration Statement and
           Prospectus does not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and
           Regulations or is not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements of the Company or the unaudited pro forma or as-adjusted financial information included in the Registration
           Statement, (B) the unaudited financial statements and supporting schedules of the Company and the Subsidiaries included in the
           Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, or (C) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock of the Company, any change in the long-term debt of the Company, or any decrease in the stockholders' equity of the Company or any decrease in the net current assets or net assets of the Company as compared with amounts shown in the July 31, 2001 balance sheets included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and
           (D) during the period from July 31, 2001 to a specified date not more than five (5) days prior to the effective date of the Registration
           Statement, there was any decrease in net revenues or net earnings of the Company or increase in net earnings per common share of the Company, other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

                      (iv) setting forth, at a date not later than five (5) days prior to the effective date of the Registration Statement, the amount of liabilities of the Company (including a break-down of commercial paper and notes payable to banks);

                      (v) stating that they have compared specific dollar
           amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement; and

                      (vi) statements as to such other matters incident to the
           transaction contemplated hereby as the Underwriters may request.

        (j) At the Closing Date, the Underwriters shall have received from
Pannel Kerr Forster, Certified Public Accountants, A Professional Corporation, a
letter, dated as of the Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to SUBSECTION (j) of this
Section hereof except that the specified date referred to shall be a date not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of SUBSECTION (j) of this Section with respect to certain amounts, percentages and financial information as specified by the
Underwriters and deemed to be a part of the Registration Statement pursuant to
Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

        (k) The Company shall have delivered to the Representative a letter from
Pannel Kerr Forster addressed to the Company stating that they have not during the immediately preceding two year period brought to the attention of the
Company's management any "weakness" as defined in Statement of Auditing
Standards No. 60 "Communication of Internal Control Structure Related Matters
Noted in an Audit," in any of the Company's internal controls.

        (l) On the Closing Date, there shall be duly tendered to the
Representative the appropriate number of Securities.

        (m) No order suspending the sale of the Securities in any jurisdiction designated by the Representative pursuant to subsection (e) of Section 4 hereof shall have been issued on the Closing Date, and no proceedings for that purpose shall have been instituted or shall be contemplated.

        (n) On or before the Closing Date, the Common Stock shall have been duly approved for quotation on the Over-the-Counter Electronic Bulletin Board maintained by the NASD or the Smallcap Stock Market, subject to official notice of issuance.

        (o) On or before the Closing Date, there shall have been delivered to the
Representative all of the Lock-up Agreements, in form and substance satisfactory to Representative's Counsel.

        (p) At least two (2) full business days prior to the date hereof, the
Closing Date, the Company shall have delivered to the Underwriter the unaudited interim financial statements required to be so delivered pursuant to SECTION
4(p) of this Agreement.

                  If any condition to the Representative's obligations hereunder to be fulfilled prior to or at the Closing Date, is not so fulfilled, the
Representative may terminate this Agreement or, if the Representative so elects, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

         7. INDEMNIFICATION.

        (a) The Company, agrees to indemnify and hold harmless each of the
Underwriters (for purposes of this Section 7, "Underwriters" shall include the officers, directors, partners, employees, agents and counsel of the
Underwriters, including specifically each person who may be substituted for an
Underwriter as provided in Section 11 hereof), and each person, if any, who controls the Underwriter ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, investigations, inquiries, and suits in respect thereof), whatsoever (including but not limited to any and all costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against such action, proceeding, investigation, inquiry or suit, commenced or threatened, or any claim whatsoever), as such are incurred, to which the
Underwriter or such controlling person may become subject under the Act, the
Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary
Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Securities; or (iii) in any application or other document or written communication (in this Section 7 collectively called "application") executed by the Company or based upon written information furnished by the Company filed, delivered or used in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, the Over-the-Counter Electronic Bulletin Board maintained by the NASD or any other securities exchange, (B) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), or (C) any breach of any representation, warranty, covenant or agreement of the Company contained herein or in any certificate by or on behalf of the Company or any of its officers delivered pursuant hereto unless, in the case of clause (A) or (B) above, such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriters expressly for use in any Preliminary Prospectus, the
Registration Statement or any Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be.

                  The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company may have at common law or otherwise.

        (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to the Underwriter but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any
Underwriter by such Underwriter expressly for use in such Preliminary
Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary
Prospectus, the Registration Statement or Prospectus directly relating to the transactions effected by the Underwriters in connection with this Offering. The
Company acknowledges that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriter expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

                  The indemnity agreement in this subsection (b) shall be in addition to any liability which the Underwriters may have at common law or otherwise.

        (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action, investigation, inquiry, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action, investigation, inquiry, suit or proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action, investigation, inquiry, suit or proceeding or separate but similar or related actions, investigations, inquiries, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent;
provided, however, that such consent was not unreasonably withheld. An indemnifying party will not, without the prior written consent of the indemnified parties, settle compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, investigation, inquiry, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent
(i) includes an unconditional release of each indemnified party form all liability arising out of such claim, action, suit or proceeding and (ii) doe snot include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

        (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions, investigations, inquiries, suits or proceedings in respect thereof) (A)
in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company is the contributing party and the Underwriters are the indemnified party, the relative benefits received by the Company on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the Cover Page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or by the
Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions, investigations, inquiries, suits or proceedings in respect thereof) referred to above in this subdivision
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, claim, investigation, inquiry, suit or proceeding. Notwithstanding the provisions of this subdivision (d) the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the
Securities purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act)
shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Company within the meaning of the Act, each officer of the
Company who has signed the Registration Statement, and each director of the
Company shall have the same rights to contribution as the Company, subject in each case to this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, inquiry, investigation or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subparagraph (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

         8. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY.

All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing
Date, and such representations, warranties and agreements of the Company and the indemnity agreements contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, any controlling person of any Underwriter or the
Company, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the Underwriters.

         9. EFFECTIVE DATE.

        (a) This Agreement shall become effective at 10:00 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the
Representative, in its discretion, shall release the Securities for sale to the public; provided, however, that the provisions of Sections 5, 7 and 10 of this
Agreement shall at all times be effective. For purposes of this Section 9, the
Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representative of telegrams to securities dealers releasing such shares for offering or the release by the Representative for publication of the first newspaper advertisement which is subsequently published relating to the Securities.

         10. TERMINATION.

        (a) Subject to subsection (b) of this Section 10, the Representative shall have the right to terminate this Agreement, after the date hereof, (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Representative's opinion will in the immediate future materially adversely disrupt the financial markets; or (ii) any material adverse change in the financial markets shall have occurred; or (iii) if trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the
National Association of Securities Dealers, Inc., the Boston Stock Exchange, the
Chicago Board of Trade, the Chicago Board of Options Exchange, the Chicago
Mercantile Exchange, the Commission or any other government authority having jurisdiction; or (iv) if trading of any of the securities of the Company shall have been suspended, or any of the securities of the Company shall have been delisted, on any exchange or in any over-the-counter market; or (v) if the
United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (vi) if a banking moratorium has been declared by a state or federal authority; or (vii)
if a moratorium in foreign exchange trading has been declared; or (viii) if the
Company shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative's opinion, make it inadvisable to proceed with the delivery of the Securities; or (viii) if there shall have occurred any outbreak or escalation of hostilities or any calamity or crisis or there shall have been such a material adverse change in the conditions or prospects of the Company, or such material adverse change in the general market, political or economic conditions, in the United States or elsewhere as in the Representative's judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Securities.

        (b) If this Agreement is terminated by the Representative in accordance with the provisions of Section 10(a) the Company shall promptly reimburse and indemnify the Representative for all of its actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 5(c) above). Notwithstanding any contrary provision contained in this Agreement, if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted to the Representative, by reason of any failure on the part of the Company to perform any undertaking or satisfy any condition of this Agreement by it to be performed or satisfied (including, without limitation, pursuant to Section 6 or
Section 12) then, the Company shall promptly reimburse and indemnify the
Underwriter for all of their actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriter (less amounts previously paid pursuant to Section 5(c) above). In addition, the Company shall remain liable for all Blue Sky counsel fees and expenses and filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to
Sections 6, 10 and 12 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 5 and Section 7 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

         11. DEFAULT BY THE COMPANY. If the Company shall fail at the Closing
Date, to sell and deliver the number of Securities which it is obligated to sell hereunder on such date, then this Agreement shall terminate without any liability on the part of any non-defaulting party other than pursuant to Section
5, Section 7 and Section 10 hereof. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

         12. NOTICES. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to the
Underwriter at Capstone Partners, L.C. 3475 Lenox Road, Suite 400, Atlanta, GA
30326, Attention: Gregory Bartko. Notices to the Company shall be directed to the Company at 907 Rivergate Parkway, Suite A-5, Rivergate Executive Park,
Goodlettsville, TN 37072, Attention: Roger D. Finchum, Sr., Chief Executive
Officer, with a copy to Gregory Bartko, Esq., 3475 Lenox Road, Suite 400,
Atlanta, Georgia 30326, Attention: Gregory Bartko, Esq.

         13. PARTIES. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

         14. CONSTRUCTION. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia without giving effect to the choice of law or conflict of laws principles.

         15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

         16. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the
Representative's Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This
Agreement may not be amended except in a writing, signed by the Representative and the Company.

         If the foregoing correctly sets forth the understanding between the
Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among
us.

                                            Very truly yours,

                                            SNAPSHOT, INC.

                                            By: ________________________________
                                            Name: Roger D. Finchum, Sr.
                                            Title: Chief Executive Officer

Confirmed and accepted as of
the date first above written.

CAPSTONE PARTNERS, L.C.

By:___________________________________
Name: Gregory Bartko, Esq.
Title: Chief Executive Officer

                                   SCHEDULE A
                                   ----------

Underwriter                                                     Number of Shares
-----------                                                     ---------------

Capstone & Company, Inc.

         TOTAL                                                       1,000,000